EX-3 3 articleofincorporation.htm

Ross Miller
Secretary of State
204 North Carson Street
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov
Articles of Incorporation
(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

1.  Name of Corporation Vibe Ventures Inc.

2.  Resident Agent American Corporate Register Inc.
  Name and Street Address: Name
  (must be a Nevada address            Las Vegas  NV       89117
  where process may be                 City       State    Zip Code
  served)             Street Address
 Optional Mailing Address              City       State    Zip Code

3.  Shares: (number of shares)
  corporation authorized to     Number of shares
  issue                         with par value: 75,000,000 Par value: 0.001

				Number of Shares
				without par value:


4.  Name & Addresses: of        1. Hong Mei Ma
  Board of Directors/Trustees:     Name
  (attach additional page          Suite 600, 10617 - 105 Street NW Edmonton
  there is more than 3             AB T5H 4P7
  directors/trustees)		   Street Address City State Zip Code
                                2.
                                   Name

                                   Street Address City State Zip Code
                                3.
                                   Name

                                   Street Address City State Zip Code

5.  Purpose: The purpose of this Corporation shall be:
  (optional - see instructions)

6.  Names, Address                 Hong Mei Ma         /s/ Hong Mei Ma
  and Signature of                 Name                Signature
  Incorporator.                    Suite 600, 10617 - 105 Street NW Edmonton
  (attach additional page there    AB T5H 4P7
  is more than 1 incorporator)
                                  City State Zip Code

7.  Certificate of Acceptance   I hereby accept appointment as Resident Agent
  of Appointment of             for the above named corporation.
  Resident Agent:
                             /s/ American Corporate Register Inc.
                             Authorized Signature of R.A. or On Behalf of R.A. 10/15/09
 			     Company Date